© 2017 Avaya Inc. All rights reserved. 1 Avaya Confidential and Privileged – Prepared at the Direction of Counsel PROJECT ARROWHEAD DIP OVERVIEW JANUARY 2017 Subject to NDA EXHIBIT 99.10

© 2017 Avaya Inc. All rights reserved. 2 Confidential - DRAFT - Subject to NDA DISCLAIMER This presentation and the information contained herein are being made available to you pursuant to a potential transaction under Project Arrowhead (the "Transaction") and may not be used for any other purpose. This Presentation does not purport to be all-inclusive or to necessarily contain all the information that you may desire in learning more about Avaya. By accepting this Presentation, you agree that you will, prior to entering into any agreement with respect to any Transaction, perform your own independent investigation and analysis. You acknowledge that you will rely on your own independent evaluation and analysis and not on the information contained herein. This Presentation may not be used, and by your acceptance of this Presentation you agree that you will not use this Presentation, for any other purpose. Neither Avaya nor any of its affiliates or representatives has made or makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written or oral communication transmitted or made available to you. Avaya and its respective affiliates and representatives expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. Certain statements contained in this Presentation are forward-looking statements provided by Avaya, including statements about its latest financial outlook, projected revenue, projected operating costs, projected free cash flow, future financial and operational performance, planned and unrealized future savings, capital structure alternatives, as well as statements about future growth plans and drivers. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should," "will" or "would" or the negative thereof or other variations thereof or other comparable terminology. Avaya has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While Avaya believes these are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These and other important factors may cause its actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Avaya's filings with the SEC that are available at www.sec.gov and in particular, its 2015 Form 10-K filed with the SEC on November 23, 2015. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections or forward looking statements based thereon, and Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Only those representations and warranties which may be made in a definitive written agreement relating to a Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement, shall have any legal effect. The contents of this Presentation are confidential and proprietary to Avaya and are being furnished to you pursuant and subject to the confidentiality agreement (the "Confidentiality Agreement") executed by you . By accepting this Presentation, you acknowledge that you are bound by the terms of such Confidentiality Agreement. This Presentation may not be photocopied, reproduced, or distributed to others at any time without the prior written consent of Avaya. In making available this Presentation, Avaya does not undertake any obligation to provide you with access to any additional information or to update any of the information contained in this Presentation at any time. Your receipt of this Presentation does not create, nor is it intended to create, a binding and enforceable contract or commitment between Avaya and you or any other party with respect to consummation of a Transaction. This Presentation may not be relied upon by any party as the basis for any such contract or commitment. Consummation of any Transaction is subject to, among other things, the execution of a definitive agreement in writing.

© 2017 Avaya Inc. All rights reserved. 3 Confidential - DRAFT - Subject to NDA Pre-filing Post-filing 2017 2017 2017 2017 2017 $ in millions FQ1 FQ2 FQ3 FQ4 FYE LFO Business Plan Proj. Proj. Proj. Proj. Proj. Total Revenue $834 $803 $780 $782 $3,198 Adjusted EBITDA $216 $215 $212 $206 $849 LFO Sensitivity Scenario Prelim. Proj. Proj. Proj. Proj. Total Revenue $870 $762 $704 $706 $3,043 Adjusted EBITDA $238 $166 $140 $149 $694 LFO SENSITIVITY SCENARIO The table below provides a comparison of quarterly FY2017 financial projections1 in the Company’s LFO business plan and the LFO sensitivity scenario developed for DIP sizing purposes LFO Sensitivity Scenario Assumptions  Revenue projections under the LFO sensitivity scenario reflect business and filing-related weakness and a ~5-10% reduction vs. LFO forecast  2Q17 through 4Q17 Adjusted EBITDA projections reflect a ~20-30% reduction vs. the LFO case due to revenue headwinds coupled with the Company’s inability to achieve all identified cost reductions, slightly offset by an increase in addbacks related to recent pension accounting updates Notes: 1. Quarters shown are fiscal quarters; the Company's fiscal year runs through 9/30/2017

© 2017 Avaya Inc. All rights reserved. 4 Confidential - DRAFT - Subject to NDA DIP SIZING ANALYSIS Projection Period 1/21 - 12/29 Operating Cash Flow 214,907 Less: Principal, interest & fees (363,959) Less: Professional fees (161,212) Less: Foreign obligations escrow account (75,000) Less: L/C collateralization and utility deposit (69,313) Less: ABL paydown (105,000) Net cash flow: 1/21 - 12/29 (559,577) Cash balance at 1/20 116,678 Less: Net cash flow: 1/21 - 12/29 (559,577) Less: Exit costs (159,000) Less: Potential additional restructuring spend (25,000) Less: Minimum Liquidity (100,000) Potential DIP Need (726,899)$ Projected cash balance at filing 116,678 Less: Net cash flow: 1/21 - 12/29 (559,577) Plus: DIP Borrowings 717,750 Cash balance @ 12/29 274,851 Less: Exit costs (159,000) Cash post emergence 115,851$ Sources Cash post emergence 115,851 Exit financing 859,149 975,000$ Uses WholeCo cash 250,000 DIP Term Loan 725,000 975,000$

© 2017 Avaya Inc. All rights reserved. 5 Confidential - DRAFT - Subject to NDA SOURCES AND USES 30 Day Sources & Uses 1 Amount Amount Sources ($000s) Uses ($000s) DIP Loan 425,000 Negative Op. Cash Flow 14,877 4 Less: OID 2 (4,250) Interest & Financing Fees 59,605 Total Sources 420,750 L/C collateralization 68,813 Professional Fees 3,618 4 Domestic ABL 55,000 Foreign ABL 50,000 Cash Pooling Support Account 75,000 Cash to Balance Sheet 93,837 Total Uses 420,750 60 Day Sources & Uses 3 Amount Amount Sources ($000s) Uses ($000s) DIP Loan 425,000 Negative Op. Cash Flow 7,621 4 Less: OID 2 (4,250) Interest & Financing Fees 64,469 Total Sources 420,750 L/C collateralization 68,813 Professional Fees 12,468 4 Domestic ABL 55,000 Foreign ABL 50,000 Cash Pooling Support Account 75,000 Cash to Balance Sheet 87,380 Total Uses 420,750 Notes: 1) Represents the period from 01/21/17 to 02/17/17 2) Assumes OID of 1.0% 3) Represents the period from 01/21/17 to 03/24/17 4) Excludes foreign operations

Confidential - DRAFT - Subject to NDA

DIP BUDGET – GLOBAL

(Page 1 of 3)

Project Arrowhead - Global Weekly Cash Flow Forecast
DRAFT
($ in 000's)

	CONSOLIDATED	Week 1 1/21 1/27 Forecast	Week 2 1/28 2/3 Forecast	Week 3 2/4 2/10 Forecast	Week 4 2/11 2/17 Forecast	Week 5 2/18 2/24 Forecast	Week 6 2/25 3/3 Forecast	Week 7 3/4 3/10 Forecast	Week 8 3/11 3/17 Forecast	Week 9 3/18 3/24 Forecast
Cash Receipts	AR Collection	$ 77,309	$ 75,666	$ 55,982	$ 71,147	$ 68,034	$ 65,722	$ 45,170	$ 65,189	$ 51,494
	Special Collection	-	-	-	-	-	-	-	-	-
	Other Receipts	250	1,292	250	250	250	1,292	250	250	250
	Total Cash Receipts	**77,559**	**76,958**	**56,232**	**71,397**	**68,284**	**67,014**	**45,420**	**65,439**	**51,744**
Operating Disbursements	Vendor Payments	(39,559)	(35,334)	(84,326)	(42,142)	(28,998)	(11,021)	(75,892)	(11,452)	(14,200)
	Payroll	(25,043)	(20,301)	(4,196)	(9,986)	(41,882)	(34,629)	(4,084)	(10,209)	(9,430)
	Severance	(939)	(2,858)	(1,457)	(582)	(476)	(1,410)	(899)	(488)	(451)
	Taxes	(2,151)	(2,487)	(5,060)	(5,905)	(6,208)	(2,418)	(3,388)	(3,916)	(5,743)
	Pension	(119)	(766)	(33)	-	(119)	(10,431)	(761)	-	(120)
	Benefits	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)
	Other Payments	(533)	(338)	(321)	(463)	(250)	(466)	(411)	(250)	(250)
	Total Operating Cash Disbursements	**(69,744)**	**(64,984)**	**(96,794)**	**(61,978)**	**(79,334)**	**(63,276)**	**(86,834)**	**(29,214)**	**(31,594)**
	OPERATING CASH FLOW	**7,816**	**11,974**	**(40,562)**	**9,419**	**(11,050)**	**3,738**	**(41,414)**	**36,225**	**20,149**
Debt Service	Principal	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	(58,099)	(1,505)	-	-	-	(4,864)	-	-	-
	Total Financing Cash Disbursements	**(58,099)**	**(1,505)**	**-**	**-**	**-**	**(4,864)**	**-**	**-**	**-**
Non-Recurring	L/C Collateralization	(68,813)	-	-	-	-	-	-	-	-
	Professional Fees	(198)	(3,225)	(125)	(1,070)	(190)	(3,800)	(65)	(380)	(5,415)
	Other	-	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(69,011)**	**(3,225)**	**(125)**	**(1,070)**	**(190)**	**(3,800)**	**(65)**	**(380)**	**(5,415)**
	NET CASH FLOW	**(119,294)**	**7,244**	**(40,687)**	**8,349**	**(11,240)**	**(4,926)**	**(41,480)**	**35,845**	**14,734**
Liquidity	Beginning Cash	116,678	312,634	319,877	279,190	584,539	573,299	568,373	526,893	562,738
	Net Cash Flow	(119,794)	7,244	(40,687)	8,349	(11,240)	(4,926)	(41,480)	35,845	14,734
	ABL (Repay)/Draw	(105,000)	-	-	-	-	-	-	-	-
	DIP (Repay)/Draw	420,750	-	-	297,000	-	-	-	-	-
	Ending Cash	**312,634**	**319,877**	**279,190**	**584,539**	**573,299**	**568,373**	**526,893**	**562,738**	**577,473**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 237,634**	**$ 244,877**	**$ 204,190**	**$ 509,539**	**$ 498,299**	**$ 493,373**	**$ 451,893**	**$ 487,738**	**$ 502,473**

	CONSOLIDATED	Week 10 3/25 3/31 Forecast	Week 11 4/1 4/7 Forecast	Week 12 4/8 4/14 Forecast	Week 13 4/15 4/21 Forecast	Week 14 4/22 4/28 Forecast	Week 15 4/29 5/5 Forecast	Week 16 5/6 5/12 Forecast	Week 17 5/13 5/19 Forecast
Cash Receipts	AR Collection	$ 137,251	$ 43,730	$ 34,990	$ 39,383	$ 68,776	$ 67,314	$ 49,802	$ 63,293
	Special Collection	-	-	-	-	-	-	-	-
	Other Receipts	310	1,232	250	250	250	1,292	250	250
	Total Cash Receipts	**137,561**	**44,962**	**35,240**	**39,633**	**69,026**	**68,606**	**50,052**	**63,543**
Operating Disbursements	Vendor Payments	(14,265)	(69,564)	(12,958)	(19,052)	(22,614)	(9,263)	(61,820)	(15,844)
	Payroll	(57,972)	(5,347)	(10,408)	(6,086)	(52,206)	(12,186)	(7,546)	(7,442)
	Severance	(1,512)	-	(779)	(684)	(939)	(2,858)	(1,457)	(582)
	Taxes	(2,269)	(1,319)	(5,980)	(9,043)	(2,151)	(2,992)	(4,555)	(5,905)
	Pension	(790)	-	(33)	-	(119)	(766)	(33)	-
	Benefits	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)
	Other Payments	(348)	(385)	(269)	(250)	(533)	(250)	(409)	(463)
	Total Operating Cash Disbursements	**(80,056)**	**(78,015)**	**(33,327)**	**(36,515)**	**(81,461)**	**(29,716)**	**(78,721)**	**(31,636)**
	OPERATING CASH FLOW	**57,505**	**(33,053)**	**1,914**	**3,118**	**(12,436)**	**38,890**	**(28,669)**	**31,907**
Debt Service	Principal	-	-	-	-	-	-	-	-
	Interest and Financing Fees	(5,377)	(48,365)	-	-	(49,742)	(5,135)	-	-
	Total Financing Cash Disbursements	**(5,377)**	**(48,365)**	**-**	**-**	**(49,742)**	**(5,135)**	**-**	**-**
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-	-
	Professional Fees	(3,050)	(8)	(1,700)	(8,780)	-	(2,758)	(1,700)	(7,330)
	Other	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(3,050)**	**(8)**	**(1,700)**	**(8,780)**	**-**	**(2,758)**	**(1,700)**	**(7,330)**
	NET CASH FLOW	**49,078**	**(81,426)**	**214**	**(5,662)**	**(62,178)**	**30,997**	**(30,369)**	**24,577**
Liquidity	Beginning Cash	577,473	626,551	545,126	545,339	539,677	477,500	508,496	478,128
	Net Cash Flow	49,078	(81,426)	214	(5,662)	(62,178)	30,997	(30,369)	24,577
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-
	DIP (Repay)/Draw	-	-	-	-	-	-	-	-
	Ending Cash	**626,551**	**545,126**	**545,339**	**539,677**	**477,500**	**508,496**	**478,128**	**502,705**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 551,551**	**$ 470,126**	**$ 470,339**	**$ 464,677**	**$ 402,500**	**$ 433,496**	**$ 403,128**	**$ 427,705**

AVAYA

© 2017 Avaya Inc. All rights reserved.

6

Confidential - DRAFT - Subject to NDA

DIP BUDGET – GLOBAL

(Page 2 of 3)

Project Arrowhead - Global Weekly Cash Flow Forecast
DRAFT
($ in 000's)

	CONSOLIDATED	Week 18 5/20 5/26 Forecast	Week 19 5/27 6/2 Forecast	Week 20 6/3 6/9 Forecast	Week 21 6/10 6/16 Forecast	Week 22 6/17 6/23 Forecast	Week 23 6/24 6/30 Forecast	Week 24 7/1 7/7 Forecast	Week 25 7/8 7/14 Forecast	Week 26 7/15 7/21 Forecast
Cash Receipts	AR Collection	$ 60,524	$ 58,468	$ 40,184	$ 57,994	$ 45,810	$ 122,101	$ 42,187	$ 33,756	$ 37,994
	Special Collection	-	-	-	-	-	-	-	-	-
	Other Receipts	250	1,292	250	250	250	310	1,232	250	250
	Total Cash Receipts	**60,774**	**59,760**	**40,434**	**58,244**	**46,060**	**122,411**	**43,419**	**34,006**	**38,244**
Operating Disbursements	Vendor Payments	(14,778)	(9,506)	(70,141)	(9,153)	(11,745)	(11,873)	(65,872)	(11,359)	(16,250)
	Payroll	(12,093)	(59,674)	(5,239)	(10,209)	(9,430)	(67,435)	(5,347)	(10,408)	(6,086)
	Severance	(476)	(1,370)	(939)	(488)	(451)	(1,512)	-	(779)	(684)
	Taxes	(6,208)	(925)	(4,881)	(3,916)	(5,743)	(2,269)	(1,319)	(5,980)	(9,043)
	Pension	(119)	(766)	(761)	-	(120)	(790)	-	(33)	-
	Benefits	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)
	Other Payments	(250)	(250)	(628)	(250)	(250)	(348)	(385)	(269)	(250)
	Total Operating Cash Disbursements	**(36,824)**	**(73,891)**	**(85,488)**	**(25,415)**	**(30,639)**	**(85,627)**	**(75,823)**	**(30,227)**	**(35,213)**
	OPERATING CASH FLOW	**23,950**	**(14,131)**	**(45,055)**	**32,828**	**15,421**	**36,784**	**(32,404)**	**3,779**	**3,031**
Debt Service	Principal	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	(5,307)	-	-	-	(5,206)	-	-	-
	Total Financing Cash Disbursements	-	**(5,307)**	-	-	-	**(5,206)**	-	-	-
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-	-	-
	Professional Fees	(190)	(2,933)	(6,428)	(6,990)	(380)	(2,750)	(8)	(1,700)	(7,520)
	Other	-	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(190)**	**(2,933)**	**(6,428)**	**(6,990)**	**(380)**	**(2,750)**	**(8)**	**(1,700)**	**(7,520)**
	NET CASH FLOW	**23,760**	**(22,371)**	**(51,482)**	**25,838**	**15,041**	**28,828**	**(32,411)**	**2,079**	**(4,489)**
Liquidity	Beginning Cash	502,705	526,465	504,094	452,612	478,451	493,492	522,320	489,908	491,987
	Net Cash Flow	23,760	(22,371)	(51,482)	25,838	15,041	28,828	(32,411)	2,079	(4,489)
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-	-
	DIP (Repay)/Draw	-	-	-	-	-	-	-	-	-
	Ending Cash	**526,465**	**504,094**	**452,612**	**478,451**	**493,492**	**522,320**	**489,908**	**491,987**	**487,498**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 451,465**	**$ 429,094**	**$ 377,612**	**$ 403,451**	**$ 418,492**	**$ 447,320**	**$ 414,908**	**$ 416,987**	**$ 412,498**

	CONSOLIDATED	Week 27 7/22 7/28 Forecast	Week 28 7/29 8/4 Forecast	Week 29 8/5 8/11 Forecast	Week 30 8/12 8/18 Forecast	Week 31 8/19 8/25 Forecast	Week 32 8/26 9/1 Forecast	Week 33 9/2 9/8 Forecast	Week 34 9/9 9/15 Forecast
Cash Receipts	AR Collection	$ 66,350	$ 64,939	$ 48,046	$ 61,061	$ 58,389	$ 56,405	$ 38,766	$ 55,948
	Special Collection	-	-	-	-	-	-	-	-
	Other Receipts	250	1,292	250	250	250	1,292	250	250
	Total Cash Receipts	**66,600**	**66,231**	**48,296**	**61,311**	**58,639**	**57,697**	**39,016**	**56,198**
Operating Disbursements	Vendor Payments	(19,681)	(7,964)	(55,281)	(14,054)	(13,117)	(8,429)	(62,530)	(8,118)
	Payroll	(40,745)	(27,293)	(7,546)	(7,442)	(12,093)	(58,662)	(5,239)	(10,209)
	Severance	(939)	(2,858)	(1,457)	(582)	(476)	(1,370)	(939)	(488)
	Taxes	(2,151)	(2,992)	(4,555)	(5,905)	(6,208)	(925)	(4,881)	(3,916)
	Pension	(119)	(766)	(33)	-	(119)	(766)	(761)	-
	Benefits	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)
	Other Payments	(533)	(250)	(409)	(463)	(250)	(250)	(628)	(250)
	Total Operating Cash Disbursements	**(65,568)**	**(45,023)**	**(70,681)**	**(31,347)**	**(33,664)**	**(73,302)**	**(76,378)**	**(25,880)**
	OPERATING CASH FLOW	**1,031**	**21,209**	**(22,386)**	**29,964**	**24,976**	**(15,605)**	**(37,362)**	**30,318**
Debt Service	Principal	-	-	-	-	-	-	-	-
	Interest and Financing Fees	(50,201)	(5,307)	-	-	-	(5,307)	-	-
	Total Financing Cash Disbursements	**(50,201)**	**(5,307)**	-	-	-	**(5,307)**	-	-
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-	-
	Professional Fees	-	(2,758)	(1,700)	(7,340)	(380)	(3,058)	(4,890)	(2,080)
	Other	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	-	**(2,758)**	**(1,700)**	**(7,340)**	**(380)**	**(3,058)**	**(4,890)**	**(2,080)**
	NET CASH FLOW	**(49,169)**	**13,144**	**(24,086)**	**22,624**	**24,596**	**(23,969)**	**(42,252)**	**28,238**
Liquidity	Beginning Cash	487,498	438,329	451,473	427,387	450,011	474,607	450,638	408,386
	Net Cash Flow	(49,169)	13,144	(24,086)	22,624	24,596	(23,969)	(42,252)	28,238
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-
	DIP (Repay)/Draw	-	-	-	-	-	-	-	-
	Ending Cash	**438,329**	**451,473**	**427,387**	**450,011**	**474,607**	**450,638**	**408,386**	**436,624**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 363,329**	**$ 376,473**	**$ 352,387**	**$ 375,011**	**$ 399,607**	**$ 375,638**	**$ 333,386**	**$ 361,624**

AVAYA
© 2017 Avaya Inc. All rights reserved.
7

Confidential - DRAFT - Subject to NDA

DIP BUDGET – GLOBAL

(Page 3 of 3)

Project Arrowhead - Global Weekly Cash Flow Forecast
DRAFT
($ in 000's)

		Week 35	Week 36	Week 37	Week 38	Week 39	Week 40	Week 41	Week 42	Week 43	Week 44	Week 45	Week 46	Week 47	Week 48	Week 49	49 Week Total
		9/16	9/23	9/30	10/7	10/14	10/21	10/28	11/4	11/11	11/18	11/25	12/2	12/9	12/16	12/23	1/21
		9/22	9/29	10/6	10/13	10/20	10/27	11/3	11/10	11/17	11/24	12/1	12/8	12/15	12/22	12/29	12/29
	CONSOLIDATED	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*
Cash Receipts	AR Collection	$ 44,194	$ 117,794	$ 40,941	$ 32,759	$ 36,871	$ 64,389	$ 63,020	$ 46,626	$ 59,256	$ 56,664	$ 54,739	$ 37,621	$ 54,295	$ 42,888	$ 114,313	$ 2,895,544
	Special Collection	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Other Receipts	250	310	250	250	250	250	310	250	250	250	310	250	250	250	310	20,824
	Total Cash Receipts	**44,444**	**118,104**	**41,191**	**33,009**	**37,121**	**64,639**	**63,330**	**46,876**	**59,506**	**56,914**	**55,049**	**37,871**	**54,545**	**43,138**	**114,623**	**2,916,369**
Operating Disbursements	Vendor Payments	(10,431)	(10,550)	(65,908)	(11,355)	(16,241)	(19,675)	(7,960)	(55,281)	(14,054)	(13,117)	(8,429)	(62,530)	(8,118)	(10,431)	(10,550)	(1,302,785)
	Payroll	(9,430)	(57,050)	(5,347)	(10,408)	(6,086)	(37,650)	(27,069)	(5,003)	(9,986)	(12,093)	(53,145)	(5,239)	(10,209)	(9,430)	(65,053)	(997,299)
	Severance	(451)	(1,512)	-	(779)	(684)	(939)	(2,858)	(1,457)	(582)	(476)	(1,370)	(939)	(488)	(451)	(1,512)	(48,670)
	Taxes	(5,743)	(2,269)	(1,319)	(5,980)	(9,043)	(2,151)	(2,992)	(4,555)	(5,905)	(6,208)	(925)	(4,881)	(3,916)	(5,743)	(2,269)	(207,208)
	Pension	(120)	(790)	-	(33)	-	(119)	(766)	(33)	-	(119)	(766)	(761)	-	(120)	(790)	(23,663)
	Benefits	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(104,600)
	Other Payments	(250)	(348)	(385)	(269)	(250)	(533)	(250)	(409)	(463)	(250)	(250)	(628)	(250)	(250)	(348)	(17,237)
	Total Operating Cash Disbursements	**(27,824)**	**(75,418)**	**(74,359)**	**(31,724)**	**(33,704)**	**(63,967)**	**(43,295)**	**(69,638)**	**(32,390)**	**(35,164)**	**(66,285)**	**(77,878)**	**(24,380)**	**(29,324)**	**(81,921)**	**(2,701,462)**
	OPERATING CASH FLOW	**16,619**	**42,686**	**(33,168)**	**1,285**	**3,418**	**672**	**20,035**	**(22,762)**	**27,116**	**21,751**	**(11,237)**	**(40,007)**	**30,165**	**13,814**	**32,702**	**214,907**
Debt Service	Principal	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	(4,964)	(48,608)	-	-	(50,566)	(5,307)	-	-	-	(5,135)	-	-	-	(4,964)	(363,959)
	Total Financing Cash Disbursements	-	**(4,964)**	**(48,608)**	-	-	**(50,566)**	**(5,307)**	-	-	-	**(5,135)**	-	-	-	**(4,964)**	**(363,959)**
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(68,813)
	Professional Fees	(6,540)	(1,000)	(2,258)	(1,700)	(7,130)	(190)	(3,258)	(1,700)	(7,240)	(380)	(3,600)	(4,715)	(4,855)	(7,320)	(18,430)	(161,212)
	Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(6,540)**	**(1,000)**	**(2,258)**	**(1,700)**	**(7,130)**	**(190)**	**(3,258)**	**(1,700)**	**(7,240)**	**(380)**	**(3,600)**	**(4,715)**	**(4,855)**	**(7,320)**	**(18,430)**	**(230,025)**
	NET CASH FLOW	**10,079**	**36,721**	**(84,034)**	**(415)**	**(3,712)**	**(50,084)**	**11,471**	**(24,462)**	**19,876**	**21,371**	**(19,972)**	**(44,722)**	**25,310**	**6,494**	**9,308**	**(379,077)**
Liquidity	Beginning Cash	436,624	446,703	483,425	399,390	398,975	395,263	345,179	356,650	332,188	352,064	373,434	353,462	308,740	334,050	340,543	116,678
	Net Cash Flow	10,079	36,721	(84,034)	(415)	(3,712)	(50,084)	11,471	(24,462)	19,876	21,371	(19,972)	(44,722)	25,310	6,494	9,308	(379,577)
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(105,000)
	DIP (Repay)/Draw	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	717,750
	Ending Cash	**446,703**	**483,425**	**399,390**	**398,975**	**395,263**	**345,179**	**356,650**	**332,188**	**352,064**	**373,434**	**353,462**	**308,740**	**334,050**	**340,543**	**349,851**	**349,851**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 371,703**	**$ 408,425**	**$ 324,390**	**$ 323,975**	**$ 320,263**	**$ 270,179**	**$ 281,650**	**$ 257,188**	**$ 277,064**	**$ 298,434**	**$ 278,462**	**$ 233,740**	**$ 259,050**	**$ 265,543**	**$ 274,851**	**$ 274,851**

AVAYA

© 2017 Avaya Inc. All rights reserved.

8

Confidential - DRAFT - Subject to NDA

DIP BUDGET – US

(Page 1 of 3)

Project Arrowhead - US Weekly Cash Flow Forecast
DRAFT
($ in 000's)

Section	DOMESTIC	Week 1 1/21 1/27 Forecast	Week 2 1/28 2/3 Forecast	Week 3 2/4 2/10 Forecast	Week 4 2/11 2/17 Forecast	Week 5 2/18 2/24 Forecast	Week 6 2/25 3/3 Forecast	Week 7 3/4 3/10 Forecast	Week 8 3/11 3/17 Forecast
Cash Receipts	AR Collection	$ 41,683	$ 40,797	$ 30,184	$ 38,360	$ 36,682	$ 35,436	$ 24,354	$ 35,148
	Special Collection	-	-	-	-	-	-	-	-
	Other Receipts	250	1,232	250	250	250	1,232	250	250
	Total Cash Receipts	**41,933**	**42,029**	**30,434**	**38,610**	**36,932**	**36,668**	**24,604**	**35,398**
Operating Disbursements	Vendor Payments	(27,233)	(25,061)	(49,687)	(28,675)	(19,012)	(6,594)	(40,469)	(6,853)
	Payroll	(11,861)	(8,334)	(1,026)	(5,306)	(30,815)	(17,116)	(1,026)	(5,306)
	Severance	-	-	-	-	-	-	-	-
	Taxes	(500)	(500)	(100)	-	(3,000)	(500)	(100)	-
	Pension	-	-	-	-	-	-	-	-
	Benefits	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)
	Other Payments	(250)	(250)	(250)	(250)	(250)	(250)	(250)	(250)
	Total Operating Cash Disbursements	**(41,244)**	**(37,044)**	**(52,463)**	**(37,131)**	**(54,477)**	**(27,359)**	**(43,245)**	**(15,309)**
	OPERATING CASH FLOW	**688**	**4,984**	**(22,030)**	**1,480**	**(17,545)**	**9,308**	**(18,641)**	**20,089**
Debt Service	Principal	-	-	-	-	-	-	-	-
	Interest and Financing Fees	(58,099)	(1,505)	-	-	-	(4,864)	-	-
	Total Financing Cash Disbursements	**(58,099)**	**(1,505)**	-	-	-	**(4,864)**	-	-
Non-Recurring	L/C Collateralization	(68,813)	-	-	-	-	-	-	-
	Professional Fees	(198)	(2,225)	(125)	(1,070)	(190)	(2,800)	(65)	(380)
	Other	(500)	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(69,511)**	**(2,225)**	**(125)**	**(1,070)**	**(190)**	**(2,800)**	**(65)**	**(380)**
	NET CASH FLOW	**(126,922)**	**1,254**	**(22,155)**	**410**	**(17,735)**	**1,644**	**(18,706)**	**19,709**
InterCo	Receipts	-	-	-	-	-	-	-	-
	Payments	(50,000)	-	-	-	-	-	-	-
	Intercompany, net	**(50,000)**	-	-	-	-	-	-	-
	NET CASH FLOW POST INTERCOMPANY	**(176,922)**	**1,254**	**(22,155)**	**410**	**(17,735)**	**1,644**	**(18,706)**	**19,709**
Liquidity	Beginning Cash	14,275	203,103	204,357	182,203	479,612	461,877	463,521	444,815
	Net Cash Flow	(126,922)	1,254	(22,155)	410	(17,735)	1,644	(18,706)	19,709
	ABL (Repay)/Draw	(55,000)	-	-	-	-	-	-	-
	DIP (Repay)/Draw	420,750	-	-	297,000	-	-	-	-
	Transfer (To) / From Foreign	(50,000)	-	-	-	-	-	-	-
	Ending Cash	**203,103**	**204,357**	**182,203**	**479,612**	**461,877**	**463,521**	**444,815**	**464,523**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 128,103**	**$ 129,357**	**$ 107,203**	**$ 404,612**	**$ 386,877**	**$ 388,521**	**$ 369,815**	**$ 389,523**

Section	DOMESTIC	Week 9 3/18 3/24 Forecast	Week 10 3/25 3/31 Forecast	Week 11 4/1 4/7 Forecast	Week 12 4/8 4/14 Forecast	Week 13 4/15 4/21 Forecast	Week 14 4/22 4/28 Forecast	Week 15 4/29 5/5 Forecast	Week 16 5/6 5/12 Forecast	Week 17 5/13 5/19 Forecast
Cash Receipts	AR Collection	$ 27,764	$ 74,002	$ 23,578	$ 18,866	$ 21,234	$ 37,082	$ 36,294	$ 26,852	$ 34,126
	Special Collection	-	-	-	-	-	-	-	-	-
	Other Receipts	250	250	1,232	250	250	250	1,232	250	250
	Total Cash Receipts	**28,014**	**74,252**	**24,810**	**19,116**	**21,484**	**37,332**	**37,526**	**27,102**	**34,376**
Operating Disbursements	Vendor Payments	(8,292)	(8,288)	(37,948)	(7,511)	(11,261)	(13,176)	(5,445)	(35,303)	(9,102)
	Payroll	(1,026)	(39,265)	(1,026)	(5,306)	(1,026)	(39,024)	(1,026)	(3,569)	(2,763)
	Severance	-	-	-	-	-	-	-	-	-
	Taxes	(3,000)	(500)	(50)	(50)	(3,000)	(500)	(500)	(100)	-
	Pension	-	-	-	-	-	-	-	-	-
	Benefits	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)
	Other Payments	(250)	(250)	(250)	(250)	(250)	(250)	(250)	(250)	(250)
	Total Operating Cash Disbursements	**(13,968)**	**(51,204)**	**(40,674)**	**(16,017)**	**(16,937)**	**(55,850)**	**(8,621)**	**(42,122)**	**(13,515)**
	OPERATING CASH FLOW	**14,046**	**23,048**	**(15,864)**	**3,099**	**4,547**	**(18,518)**	**28,905**	**(15,020)**	**20,861**
Debt Service	Principal	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	(5,377)	(48,365)	-	-	(49,742)	(5,135)	-	-
	Total Financing Cash Disbursements	-	**(5,377)**	**(48,365)**	-	-	**(49,742)**	**(5,135)**	-	-
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-	-	-
	Professional Fees	(5,415)	(2,050)	(8)	(1,700)	(8,780)	-	(1,758)	(1,700)	(7,330)
	Other	-	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(5,415)**	**(2,050)**	**(8)**	**(1,700)**	**(8,780)**	-	**(1,758)**	**(1,700)**	**(7,330)**
	NET CASH FLOW	**8,631**	**15,621**	**(64,237)**	**1,399**	**(4,233)**	**(68,261)**	**22,012**	**(16,720)**	**13,531**
InterCo	Receipts	-	-	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-	-	-
	Intercompany, net	-	-	-	-	-	-	-	-	-
	NET CASH FLOW POST INTERCOMPANY	**8,631**	**15,621**	**(64,237)**	**1,399**	**(4,233)**	**(68,261)**	**22,012**	**(16,720)**	**13,531**
Liquidity	Beginning Cash	464,523	473,155	488,776	424,539	425,937	421,704	353,444	375,456	358,736
	Net Cash Flow	8,631	15,621	(64,237)	1,399	(4,233)	(68,261)	22,012	(16,720)	13,531
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-	-
	DIP (Repay)/Draw	-	-	-	-	-	-	-	-	-
	Transfer (To) / From Foreign	-	-	-	-	-	-	-	-	-
	Ending Cash	**473,155**	**488,776**	**424,539**	**425,937**	**421,704**	**353,444**	**375,456**	**358,736**	**372,267**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 398,155**	**$ 413,776**	**$ 349,539**	**$ 350,937**	**$ 346,704**	**$ 278,444**	**$ 300,456**	**$ 283,736**	**$ 297,267**

AVAYA

© 2017 Avaya Inc. All rights reserved.

9

Confidential - DRAFT - Subject to NDA

DIP BUDGET – US

(Page 2 of 3)

Project Arrowhead - US Weekly Cash Flow Forecast
DRAFT
($ in 000's)

Section	DOMESTIC	Week 18	Week 19	Week 20	Week 21	Week 22	Week 23	Week 24	Week 25	Week 26
		5/20	5/27	6/3	6/10	6/17	6/24	7/1	7/8	7/15
		5/26	6/2	6/9	6/16	6/23	6/30	7/7	7/14	7/21
		Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Cash Receipts	AR Collection	$ 32,633	$ 31,524	$ 21,666	$ 31,268	$ 24,699	$ 65,833	$ 22,746	$ 18,200	$ 20,485
	Special Collection	-	-	-	-	-	-	-	-	-
	Other Receipts	250	1,232	250	250	250	250	1,232	250	250
	Total Cash Receipts	**32,883**	**32,756**	**21,916**	**31,518**	**24,949**	**66,083**	**23,978**	**18,450**	**20,735**
Operating Disbursements	Vendor Payments	(8,486)	(5,463)	(40,146)	(5,259)	(6,741)	(6,812)	(37,746)	(6,513)	(9,320)
	Payroll	(1,026)	(43,315)	(1,026)	(5,306)	(1,026)	(48,728)	(1,026)	(5,306)	(1,026)
	Severance	-	-	-	-	-	-	-	-	-
	Taxes	(3,000)	(500)	(100)	-	(3,000)	(500)	(50)	(50)	(3,000)
	Pension	-	-	-	-	-	-	-	-	-
	Benefits	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)
	Other Payments	(250)	(250)	(250)	(250)	(250)	(250)	(250)	(250)	(250)
	Total Operating Cash Disbursements	**(15,661)**	**(50,928)**	**(44,422)**	**(12,215)**	**(13,917)**	**(57,690)**	**(41,972)**	**(13,519)**	**(16,496)**
	OPERATING CASH FLOW	**17,221**	**(18,172)**	**(22,506)**	**19,304**	**11,032**	**8,393**	**(17,994)**	**4,932**	**4,240**
Debt Service	Principal	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	(5,307)	-	-	-	(5,206)	-	-	-
	Total Financing Cash Disbursements	**-**	**(5,307)**	**-**	**-**	**-**	**(5,206)**	**-**	**-**	**-**
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-	-	-
	Professional Fees	(190)	(1,933)	(6,428)	(6,990)	(380)	(1,750)	(8)	(1,700)	(7,520)
	Other	-	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(190)**	**(1,933)**	**(6,428)**	**(6,990)**	**(380)**	**(1,750)**	**(8)**	**(1,700)**	**(7,520)**
	NET CASH FLOW	**17,031**	**(25,411)**	**(28,933)**	**12,314**	**10,652**	**1,436**	**(18,002)**	**3,232**	**(3,280)**
InterCo	Receipts	-	-	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-	-	-
	Intercompany, net	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
	NET CASH FLOW POST INTERCOMPANY	**17,031**	**(25,411)**	**(28,933)**	**12,314**	**10,652**	**1,436**	**(18,002)**	**3,232**	**(3,280)**
Liquidity	Beginning Cash	372,267	389,298	363,887	334,954	347,267	357,919	359,356	341,354	344,585
	Net Cash Flow	17,031	(25,411)	(28,933)	12,314	10,652	1,436	(18,002)	3,232	(3,280)
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-	-
	DIP (Repay)/Draw	-	-	-	-	-	-	-	-	-
	Transfer (To) / From Foreign	-	-	-	-	-	-	-	-	-
	Ending Cash	**389,298**	**363,887**	**334,954**	**347,267**	**357,919**	**359,356**	**341,354**	**344,585**	**341,305**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 314,298**	**$ 288,887**	**$ 259,954**	**$ 272,267**	**$ 282,919**	**$ 284,356**	**$ 266,354**	**$ 269,585**	**$ 266,305**

Section	DOMESTIC	Week 27	Week 28	Week 29	Week 30	Week 31	Week 32	Week 33	Week 34
		7/22	7/29	8/5	8/12	8/19	8/26	9/2	9/9
		7/28	8/4	8/11	8/18	8/25	9/1	9/8	9/15
		Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Cash Receipts	AR Collection	$ 35,774	$ 35,013	$ 25,905	$ 32,922	$ 31,482	$ 30,412	$ 20,902	$ 30,165
	Special Collection	-	-	-	-	-	-	-	-
	Other Receipts	250	1,232	250	250	250	1,232	250	250
	Total Cash Receipts	**36,024**	**36,245**	**26,155**	**33,172**	**31,732**	**31,644**	**21,152**	**30,415**
Operating Disbursements	Vendor Payments	(11,285)	(4,567)	(31,690)	(8,057)	(7,520)	(4,832)	(35,846)	(4,654)
	Payroll	(27,564)	(16,132)	(3,569)	(2,763)	(1,026)	(42,303)	(1,026)	(5,306)
	Severance	-	-	-	-	-	-	-	-
	Taxes	(500)	(500)	(100)	-	(3,000)	(500)	(100)	-
	Pension	-	-	-	-	-	-	-	-
	Benefits	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)
	Other Payments	(250)	(250)	(250)	(250)	(250)	(250)	(250)	(250)
	Total Operating Cash Disbursements	**(40,999)**	**(24,349)**	**(37,010)**	**(13,969)**	**(13,196)**	**(50,785)**	**(38,622)**	**(13,110)**
	OPERATING CASH FLOW	**(4,975)**	**11,896**	**(10,855)**	**19,203**	**18,536**	**(19,141)**	**(17,470)**	**17,306**
Debt Service	Principal	-	-	-	-	-	-	-	-
	Interest and Financing Fees	(50,201)	(5,307)	-	-	-	(5,307)	-	-
	Total Financing Cash Disbursements	**(50,201)**	**(5,307)**	**-**	**-**	**-**	**(5,307)**	**-**	**-**
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-	-
	Professional Fees	-	(1,758)	(1,700)	(7,340)	(380)	(2,058)	(4,890)	(2,080)
	Other	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**-**	**(1,758)**	**(1,700)**	**(7,340)**	**(380)**	**(2,058)**	**(4,890)**	**(2,080)**
	NET CASH FLOW	**(55,176)**	**4,832**	**(12,555)**	**11,863**	**18,156**	**(26,505)**	**(22,360)**	**15,226**
InterCo	Receipts	-	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-	-
	Intercompany, net	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
	NET CASH FLOW POST INTERCOMPANY	**(55,176)**	**4,832**	**(12,555)**	**11,863**	**18,156**	**(26,505)**	**(22,360)**	**15,226**
Liquidity	Beginning Cash	341,305	286,129	290,961	278,407	290,269	308,425	281,920	259,559
	Net Cash Flow	(55,176)	4,832	(12,555)	11,863	18,156	(26,505)	(22,360)	15,226
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-
	DIP (Repay)/Draw	-	-	-	-	-	-	-	-
	Transfer (To) / From Foreign	-	-	-	-	-	-	-	-
	Ending Cash	**286,129**	**290,961**	**278,407**	**290,269**	**308,425**	**281,920**	**259,559**	**274,785**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 211,129**	**$ 215,961**	**$ 203,407**	**$ 215,269**	**$ 233,425**	**$ 206,920**	**$ 184,559**	**$ 199,785**

AVAYA

© 2017 Avaya Inc. All rights reserved.

10

Confidential - DRAFT - Subject to NDA

DIP BUDGET – US

(Page 3 of 3)

Project Arrowhead - US Weekly Cash Flow Forecast
DRAFT
($ in 000's)

Section	DOMESTIC	Week 35 9/16 9/22 Forecast	Week 36 9/23 9/29 Forecast	Week 37 9/30 10/6 Forecast	Week 38 10/7 10/13 Forecast	Week 39 10/14 10/20 Forecast	Week 40 10/21 10/27 Forecast	Week 41 10/28 11/3 Forecast
Cash Receipts	AR Collection	$ 23,828	$ 63,511	$ 22,074	$ 17,663	$ 19,880	$ 34,717	$ 33,979
	Special Collection	-	-	-	-	-	-	-
	Other Receipts	250	250	250	250	250	250	250
	Total Cash Receipts	**24,078**	**63,761**	**22,324**	**17,913**	**20,130**	**34,967**	**34,229**
Operating Disbursements	Vendor Payments	(5,979)	(6,048)	(37,783)	(6,510)	(9,310)	(11,279)	(4,563)
	Payroll	(1,026)	(38,343)	(1,026)	(5,306)	(1,026)	(24,468)	(15,908)
	Severance	-	-	-	-	-	-	-
	Taxes	(3,000)	(500)	(50)	(50)	(3,000)	(500)	(500)
	Pension	-	-	-	-	-	-	-
	Benefits	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)
	Other Payments	(250)	(250)	(250)	(250)	(250)	(250)	(250)
	Total Operating Cash Disbursements	**(11,655)**	**(48,041)**	**(40,508)**	**(15,016)**	**(14,986)**	**(39,397)**	**(22,622)**
	OPERATING CASH FLOW	**12,423**	**15,720**	**(18,184)**	**2,897**	**5,144**	**(4,431)**	**11,607**
Debt Service	Principal	-	-	-	-	-	-	-
	Interest and Financing Fees	-	(4,964)	(48,608)	-	-	(50,566)	(5,307)
	Total Financing Cash Disbursements	**-**	**(4,964)**	**(48,608)**	**-**	**-**	**(50,566)**	**(5,307)**
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-
	Professional Fees	(6,540)	-	(2,258)	(1,700)	(7,130)	(190)	(2,258)
	Other	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(6,540)**	**-**	**(2,258)**	**(1,700)**	**(7,130)**	**(190)**	**(2,258)**
	NET CASH FLOW	**5,883**	**10,756**	**(69,050)**	**1,197**	**(1,986)**	**(55,187)**	**4,043**
InterCo	Receipts	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-
	Intercompany, net	**-**	**-**	**-**	**-**	**-**	**-**	**-**
	NET CASH FLOW POST INTERCOMPANY	**5,883**	**10,756**	**(69,050)**	**1,197**	**(1,986)**	**(55,187)**	**4,043**
Liquidity	Beginning Cash	274,785	280,668	291,424	222,374	223,571	221,585	166,398
	Net Cash Flow	5,883	10,756	(69,050)	1,197	(1,986)	(55,187)	4,043
	ABL (Repay)/Draw	-	-	-	-	-	-	-
	DIP (Repay)/Draw	-	-	-	-	-	-	-
	Transfer (To) / From Foreign	-	-	-	-	-	-	-
	Ending Cash	**280,668**	**291,424**	**222,374**	**223,571**	**221,585**	**166,398**	**170,441**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 205,668**	**$ 216,424**	**$ 147,374**	**$ 148,571**	**$ 146,585**	**$ 91,398**	**$ 95,441**

Section	DOMESTIC	Week 42 11/4 11/10 Forecast	Week 43 11/11 11/17 Forecast	Week 44 11/18 11/24 Forecast	Week 45 11/25 12/1 Forecast	Week 46 12/2 12/8 Forecast	Week 47 12/9 12/15 Forecast	Week 48 12/16 12/22 Forecast	Week 49 12/23 12/29 Forecast	49 Week Total 1/21 12/29 Forecast
Cash Receipts	AR Collection	$ 25,139	$ 31,949	$ 30,552	$ 29,513	$ 20,284	$ 29,274	$ 23,124	$ 61,634	$ 1,561,191
	Special Collection	-	-	-	-	-	-	-	-	-
	Other Receipts	250	250	250	250	250	250	250	250	20,106
	Total Cash Receipts	**25,389**	**32,199**	**30,802**	**29,763**	**20,534**	**29,524**	**23,374**	**61,884**	**1,581,297**
Operating Disbursements	Vendor Payments	(31,690)	(8,057)	(7,520)	(4,832)	(35,846)	(4,654)	(5,979)	(6,048)	(760,945)
	Payroll	(1,026)	(5,306)	(1,026)	(36,787)	(1,026)	(5,306)	(1,026)	(46,346)	(567,245)
	Severance	-	-	-	-	-	-	-	-	-
	Taxes	(100)	-	(3,000)	(500)	(100)	-	(3,000)	(500)	(42,100)
	Pension	-	-	-	-	-	-	-	-	-
	Benefits	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(2,900)	(1,400)	(104,600)
	Other Payments	(250)	(250)	(250)	(250)	(250)	(250)	(250)	(250)	(12,250)
	Total Operating Cash Disbursements	**(35,966)**	**(15,013)**	**(14,696)**	**(43,769)**	**(40,122)**	**(11,610)**	**(13,155)**	**(54,544)**	**(1,487,140)**
	OPERATING CASH FLOW	**(10,577)**	**17,187**	**16,106**	**(14,005)**	**(19,588)**	**17,915**	**10,219**	**7,341**	**94,157**
Debt Service	Principal	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	-	-	(5,135)	-	-	-	(4,964)	(363,959)
	Total Financing Cash Disbursements	**-**	**-**	**-**	**(5,135)**	**-**	**-**	**-**	**(4,964)**	**(363,959)**
Non-Recurring	L/C Collateralization	-	-	-	-	-	-	-	-	(68,813)
	Professional Fees	(1,700)	(7,240)	(380)	(2,600)	(4,715)	(4,855)	(7,320)	(17,430)	(149,212)
	Other	-	-	-	-	-	-	-	-	(500)
	Total Restructuring Disbursements	**(1,700)**	**(7,240)**	**(380)**	**(2,600)**	**(4,715)**	**(4,855)**	**(7,320)**	**(17,430)**	**(218,525)**
	NET CASH FLOW	**(12,277)**	**9,947**	**15,726**	**(21,741)**	**(24,303)**	**13,060**	**2,899**	**(15,054)**	**(488,328)**
InterCo	Receipts	-	-	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-	-	(50,000)
	Intercompany, net	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**(50,000)**
	NET CASH FLOW POST INTERCOMPANY	**(12,277)**	**9,947**	**15,726**	**(21,741)**	**(24,303)**	**13,060**	**2,899**	**(15,054)**	**(538,328)**
Liquidity	Beginning Cash	170,441	158,164	168,110	183,836	162,096	137,793	150,852	153,751	14,275
	Net Cash Flow	(12,277)	9,947	15,726	(21,741)	(24,303)	13,060	2,899	(15,054)	(488,328)
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-	(55,000)
	DIP (Repay)/Draw	-	-	-	-	-	-	-	-	717,750
	Transfer (To) / From Foreign	-	-	-	-	-	-	-	-	(50,000)
	Ending Cash	**158,164**	**168,110**	**183,836**	**162,096**	**137,793**	**150,852**	**153,751**	**138,697**	**138,697**
	Cash Pooling Support	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)
	UNRESTRICTED CASH	**$ 83,164**	**$ 93,110**	**$ 108,836**	**$ 87,096**	**$ 62,793**	**$ 75,852**	**$ 78,751**	**$ 63,697**	**$ 63,697**

AVAYA

© 2017 Avaya Inc. All rights reserved.

11

Confidential - DRAFT - Subject to NDA

DIP BUDGET – FOREIGN

(Page 1 of 3)

Project Arrowhead - Foreign Weekly Cash Flow Forecast
DRAFT
($ in 000's)

	INTERNATIONAL	Week 1 1/21 1/27 Forecast	Week 2 1/28 2/3 Forecast	Week 3 2/4 2/10 Forecast	Week 4 2/11 2/17 Forecast	Week 5 2/18 2/24 Forecast	Week 6 2/25 3/3 Forecast	Week 7 3/4 3/10 Forecast	Week 8 3/11 3/17 Forecast	Week 9 3/18 3/24 Forecast
Cash Receipts	AR Collection	$ 35,626	$ 34,869	$ 25,798	$ 32,786	$ 31,352	$ 30,287	$ 20,816	$ 30,041	$ 23,730
	Special Collection	-	-	-	-	-	-	-	-	-
	Other Receipts	-	60	-	-	-	60	-	-	-
	Total Cash Receipts	**35,626**	**34,929**	**25,798**	**32,786**	**31,352**	**30,347**	**20,816**	**30,041**	**23,730**
Operating Disbursements	Vendor Payments	(12,326)	(10,273)	(34,639)	(13,467)	(9,986)	(4,427)	(35,422)	(4,599)	(5,909)
	Payroll	(13,181)	(11,967)	(3,170)	(4,680)	(11,067)	(17,514)	(3,058)	(4,903)	(8,404)
	Severance	(939)	(2,858)	(1,457)	(582)	(476)	(1,410)	(899)	(488)	(451)
	Taxes	(1,651)	(1,987)	(4,960)	(5,905)	(3,208)	(1,918)	(3,288)	(3,916)	(2,743)
	Pension	(119)	(766)	(33)	-	(119)	(10,431)	(761)	-	(120)
	Other Payments	(283)	(88)	(71)	(213)	-	(216)	(161)	-	-
	Total Operating Cash Disbursements	**(28,499)**	**(27,939)**	**(44,331)**	**(24,847)**	**(24,857)**	**(35,917)**	**(43,589)**	**(13,905)**	**(17,627)**
	OPERATING CASH FLOW	**7,127**	**6,989**	**(18,533)**	**7,939**	**6,496**	**(5,570)**	**(22,773)**	**16,136**	**6,103**
Debt Service	Principal	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	-	-	-	-	-	-	-	-
	Total Financing Cash Disbursements	-	-	-	-	-	-	-	-	-
Non-Recurring	Deposits	-	-	-	-	-	-	-	-	-
	Professional Fees	-	(1,000)	-	-	-	(1,000)	-	-	-
	Other	-	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	-	**(1,000)**	-	-	-	**(1,000)**	-	-	-
	NET CASH FLOW	**7,127**	**5,989**	**(18,533)**	**7,939**	**6,496**	**(6,570)**	**(22,773)**	**16,136**	**6,103**
InterCo	Receipts	50,000	-	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-	-	-
	Intercompany, net	**50,000**	-	-	-	-	-	-	-	-
	NET CASH FLOW POST INTERCOMPANY	**57,127**	**5,989**	**(18,533)**	**7,939**	**6,496**	**(6,570)**	**(22,773)**	**16,136**	**6,103**
Liquidity	Beginning Cash	102,403	109,531	115,520	96,987	104,927	111,422	104,852	82,079	98,215
	Net Cash Flow	7,127	5,989	(18,533)	7,939	6,496	(6,570)	(22,773)	16,136	6,103
	ABL (Repay)/Draw	(50,000)	-	-	-	-	-	-	-	-
	Transfer (To) / From Domestic	50,000	-	-	-	-	-	-	-	-
	Ending Cash	**109,531**	**115,520**	**96,987**	**104,927**	**111,422**	**104,852**	**82,079**	**98,215**	**104,318**
	Restricted Cash	-	-	-	-	-	-	-	-	-
	UNRESTRICTED CASH	**$ 109,531**	**$ 115,520**	**$ 96,987**	**$ 104,927**	**$ 111,422**	**$ 104,852**	**$ 82,079**	**$ 98,215**	**$ 104,318**

	INTERNATIONAL	Week 10 3/25 3/31 Forecast	Week 11 4/1 4/7 Forecast	Week 12 4/8 4/14 Forecast	Week 13 4/15 4/21 Forecast	Week 14 4/22 4/28 Forecast	Week 15 4/29 5/5 Forecast	Week 16 5/6 5/12 Forecast	Week 17 5/13 5/19 Forecast
Cash Receipts	AR Collection	$ 63,249	$ 20,152	$ 16,125	$ 18,149	$ 31,694	$ 31,020	$ 22,950	$ 29,167
	Special Collection	-	-	-	-	-	-	-	-
	Other Receipts	60	-	-	-	-	60	-	-
	Total Cash Receipts	**63,309**	**20,152**	**16,125**	**18,149**	**31,694**	**31,080**	**22,950**	**29,167**
Operating Disbursements	Vendor Payments	(5,976)	(31,615)	(5,447)	(7,791)	(9,438)	(3,818)	(26,517)	(6,742)
	Payroll	(18,707)	(4,321)	(5,102)	(5,060)	(13,181)	(11,160)	(3,977)	(4,680)
	Severance	(1,512)	-	(779)	(684)	(939)	(2,858)	(1,457)	(582)
	Taxes	(1,769)	(1,269)	(5,930)	(6,043)	(1,651)	(2,492)	(4,455)	(5,905)
	Pension	(790)	-	(33)	-	(119)	(766)	(33)	-
	Other Payments	(98)	(135)	(19)	-	(283)	-	(159)	(213)
	Total Operating Cash Disbursements	**(28,852)**	**(37,341)**	**(17,310)**	**(19,578)**	**(25,611)**	**(21,095)**	**(36,599)**	**(18,122)**
	OPERATING CASH FLOW	**34,457**	**(17,188)**	**(1,185)**	**(1,429)**	**6,083**	**9,985**	**(13,649)**	**11,046**
Debt Service	Principal	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	-	-	-	-	-	-	-
	Total Financing Cash Disbursements	-	-	-	-	-	-	-	-
Non-Recurring	Deposits	-	-	-	-	-	-	-	-
	Professional Fees	(1,000)	-	-	-	-	(1,000)	-	-
	Other	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	**(1,000)**	-	-	-	-	**(1,000)**	-	-
	NET CASH FLOW	**33,457**	**(17,188)**	**(1,185)**	**(1,429)**	**6,083**	**8,985**	**(13,649)**	**11,046**
InterCo	Receipts	-	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-	-
	Intercompany, net	-	-	-	-	-	-	-	-
	NET CASH FLOW POST INTERCOMPANY	**33,457**	**(17,188)**	**(1,185)**	**(1,429)**	**6,083**	**8,985**	**(13,649)**	**11,046**
Liquidity	Beginning Cash	104,318	137,775	120,587	119,402	117,973	124,056	133,041	119,392
	Net Cash Flow	33,457	(17,188)	(1,185)	(1,429)	6,083	8,985	(13,649)	11,046
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-
	Transfer (To) / From Domestic	-	-	-	-	-	-	-	-
	Ending Cash	**137,775**	**120,587**	**119,402**	**117,973**	**124,056**	**133,041**	**119,392**	**130,438**
	Restricted Cash	-	-	-	-	-	-	-	-
	UNRESTRICTED CASH	**$ 137,775**	**$ 120,587**	**$ 119,402**	**$ 117,973**	**$ 124,056**	**$ 133,041**	**$ 119,392**	**$ 130,438**

AVAYA

© 2017 Avaya Inc. All rights reserved.

12

Confidential - DRAFT - Subject to NDA

DIP BUDGET – FOREIGN

(Page 2 of 3)

Project Arrowhead - Foreign Weekly Cash Flow Forecast
DRAFT
($ in 000's)

Section	INTERNATIONAL	Week 18 5/20 5/26 Forecast	Week 19 5/27 6/2 Forecast	Week 20 6/3 6/9 Forecast	Week 21 6/10 6/16 Forecast	Week 22 6/17 6/23 Forecast	Week 23 6/24 6/30 Forecast	Week 24 7/1 7/7 Forecast	Week 25 7/8 7/14 Forecast	Week 26 7/15 7/21 Forecast
Cash Receipts	AR Collection	$ 27,891	$ 26,944	$ 18,518	$ 26,725	$ 21,110	$ 56,268	$ 19,441	$ 15,556	$ 17,509
	Special Collection	-	-	-	-	-	-	-	-	-
	Other Receipts	-	60	-	-	-	60	-	-	-
	Total Cash Receipts	**27,891**	**27,004**	**18,518**	**26,725**	**21,110**	**56,328**	**19,441**	**15,556**	**17,509**
Operating Disbursements	Vendor Payments	(6,292)	(4,043)	(29,995)	(3,894)	(5,003)	(5,061)	(28,125)	(4,846)	(6,931)
	Payroll	(11,067)	(16,358)	(4,213)	(4,903)	(8,404)	(18,707)	(4,321)	(5,102)	(5,060)
	Severance	(476)	(1,370)	(939)	(488)	(451)	(1,512)	-	(779)	(684)
	Taxes	(3,208)	(425)	(4,781)	(3,916)	(2,743)	(1,769)	(1,269)	(5,930)	(6,043)
	Pension	(119)	(766)	(761)	-	(120)	(790)	-	(33)	-
	Other Payments	-	-	(378)	-	-	(98)	(135)	(19)	-
	Total Operating Cash Disbursements	**(21,162)**	**(22,963)**	**(41,067)**	**(13,200)**	**(16,721)**	**(27,936)**	**(33,851)**	**(16,708)**	**(18,718)**
	OPERATING CASH FLOW	**6,729**	**4,040**	**(22,549)**	**13,525**	**4,389**	**28,391**	**(14,410)**	**(1,153)**	**(1,209)**
Debt Service	Principal	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	-	-	-	-	-	-	-	-
	Total Financing Cash Disbursements	-	-	-	-	-	-	-	-	-
Non-Recurring	Deposits	-	-	-	-	-	-	-	-	-
	Professional Fees	-	(1,000)	-	-	-	(1,000)	-	-	-
	Other	-	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	-	**(1,000)**	-	-	-	**(1,000)**	-	-	-
	NET CASH FLOW	**6,729**	**3,040**	**(22,549)**	**13,525**	**4,389**	**27,391**	**(14,410)**	**(1,153)**	**(1,209)**
InterCo	Receipts	-	-	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-	-	-
	Intercompany, net	-	-	-	-	-	-	-	-	-
	NET CASH FLOW POST INTERCOMPANY	**6,729**	**3,040**	**(22,549)**	**13,525**	**4,389**	**27,391**	**(14,410)**	**(1,153)**	**(1,209)**
Liquidity	Beginning Cash	130,438	137,167	140,208	117,659	131,184	135,573	162,964	148,555	147,402
	Net Cash Flow	6,729	3,040	(22,549)	13,525	4,389	27,391	(14,410)	(1,153)	(1,209)
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-	-
	Transfer (To) / From Domestic	-	-	-	-	-	-	-	-	-
	Ending Cash	**137,167**	**140,208**	**117,659**	**131,184**	**135,573**	**162,964**	**148,555**	**147,402**	**146,193**
	Restricted Cash	-	-	-	-	-	-	-	-	-
	UNRESTRICTED CASH	**$ 137,167**	**$ 140,208**	**$ 117,659**	**$ 131,184**	**$ 135,573**	**$ 162,964**	**$ 148,555**	**$ 147,402**	**$ 146,193**

Section	INTERNATIONAL	Week 27 7/22 7/28 Forecast	Week 28 7/29 8/4 Forecast	Week 29 8/5 8/11 Forecast	Week 30 8/12 8/18 Forecast	Week 31 8/19 8/25 Forecast	Week 32 8/26 9/1 Forecast	Week 33 9/2 9/8 Forecast	Week 34 9/9 9/15 Forecast
Cash Receipts	AR Collection	$ 30,576	$ 29,926	$ 22,141	$ 28,139	$ 26,908	$ 25,993	$ 17,865	$ 25,782
	Special Collection	-	-	-	-	-	-	-	-
	Other Receipts	-	60	-	-	-	60	-	-
	Total Cash Receipts	**30,576**	**29,986**	**22,141**	**28,139**	**26,908**	**26,053**	**17,865**	**25,782**
Operating Disbursements	Vendor Payments	(8,396)	(3,397)	(23,590)	(5,998)	(5,598)	(3,597)	(26,684)	(3,464)
	Payroll	(13,181)	(11,160)	(3,977)	(4,680)	(11,067)	(16,358)	(4,213)	(4,903)
	Severance	(939)	(2,858)	(1,457)	(582)	(476)	(1,370)	(939)	(488)
	Taxes	(1,651)	(2,492)	(4,455)	(5,905)	(3,208)	(425)	(4,781)	(3,916)
	Pension	(119)	(766)	(33)	-	(119)	(766)	(761)	-
	Other Payments	(283)	-	(159)	(213)	-	-	(378)	-
	Total Operating Cash Disbursements	**(24,570)**	**(20,674)**	**(33,672)**	**(17,377)**	**(20,468)**	**(22,517)**	**(37,756)**	**(12,771)**
	OPERATING CASH FLOW	**6,006**	**9,312**	**(11,531)**	**10,761**	**6,440**	**3,536**	**(19,891)**	**13,012**
Debt Service	Principal	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	-	-	-	-	-	-	-
	Total Financing Cash Disbursements	-	-	-	-	-	-	-	-
Non-Recurring	Deposits	-	-	-	-	-	-	-	-
	Professional Fees	-	(1,000)	-	-	-	(1,000)	-	-
	Other	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	-	**(1,000)**	-	-	-	**(1,000)**	-	-
	NET CASH FLOW	**6,006**	**8,312**	**(11,531)**	**10,761**	**6,440**	**2,536**	**(19,891)**	**13,012**
InterCo	Receipts	-	-	-	-	-	-	-	-
	Payments	-	-	-	-	-	-	-	-
	Intercompany, net	-	-	-	-	-	-	-	-
	NET CASH FLOW POST INTERCOMPANY	**6,006**	**8,312**	**(11,531)**	**10,761**	**6,440**	**2,536**	**(19,891)**	**13,012**
Liquidity	Beginning Cash	146,193	152,200	160,512	148,981	159,742	166,181	168,718	148,827
	Net Cash Flow	6,006	8,312	(11,531)	10,761	6,440	2,536	(19,891)	13,012
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-
	Transfer (To) / From Domestic	-	-	-	-	-	-	-	-
	Ending Cash	**152,200**	**160,512**	**148,981**	**159,742**	**166,181**	**168,718**	**148,827**	**161,839**
	Restricted Cash	-	-	-	-	-	-	-	-
	UNRESTRICTED CASH	**$ 152,200**	**$ 160,512**	**$ 148,981**	**$ 159,742**	**$ 166,181**	**$ 168,718**	**$ 148,827**	**$ 161,839**

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© 2017 Avaya Inc. All rights reserved.

13

Confidential - DRAFT - Subject to NDA

DIP BUDGET – FOREIGN

(Page 3 of 3)

Project Arrowhead - Foreign Weekly Cash Flow Forecast
DRAFT
($ in 000's)

		Week 35	Week 36	Week 37	Week 38	Week 39	Week 40	Week 41	Week 42	Week 43	Week 44	Week 45	Week 46	Week 47	Week 48	Week 49	49 Week Total
		9/16	9/23	9/30	10/7	10/14	10/21	10/28	11/4	11/11	11/18	11/25	12/2	12/9	12/16	12/23	1/21
		9/22	9/29	10/6	10/13	10/20	10/27	11/3	11/10	11/17	11/24	12/1	12/8	12/15	12/22	12/29	12/29
	INTERNATIONAL	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Cash Receipts	AR Collection	$ 20,366	$ 54,283	$ 18,867	$ 15,096	$ 16,991	$ 29,672	$ 29,042	$ 21,487	$ 27,307	$ 26,113	$ 25,225	$ 17,337	$ 25,021	$ 19,764	$ 52,679	$ 1,334,354
	Special Collection	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Other Receipts	-	60	-	-	-	-	60	-	-	-	60	-	-	-	60	718
	Total Cash Receipts	**20,366**	**54,343**	**18,867**	**15,096**	**16,991**	**29,672**	**29,102**	**21,487**	**27,307**	**26,113**	**25,285**	**17,337**	**25,021**	**19,764**	**52,739**	**1,335,072**
Operating Disbursements	Vendor Payments	(4,451)	(4,502)	(28,125)	(4,846)	(6,931)	(8,396)	(3,397)	(23,590)	(5,998)	(5,598)	(3,597)	(26,684)	(3,464)	(4,451)	(4,502)	(541,840)
	Payroll	(8,404)	(18,707)	(4,321)	(5,102)	(5,060)	(13,181)	(11,160)	(3,977)	(4,680)	(11,067)	(16,358)	(4,213)	(4,903)	(8,404)	(18,707)	(430,054)
	Severance	(451)	(1,512)	-	(779)	(684)	(939)	(2,858)	(1,457)	(582)	(476)	(1,370)	(939)	(488)	(451)	(1,512)	(48,670)
	Taxes	(2,743)	(1,769)	(1,269)	(5,930)	(6,043)	(1,651)	(2,492)	(4,455)	(5,905)	(3,208)	(425)	(4,781)	(3,916)	(2,743)	(1,769)	(165,108)
	Pension	(120)	(790)	-	(33)	-	(119)	(766)	(33)	-	(119)	(766)	(761)	-	(120)	(790)	(23,663)
	Other Payments	-	(98)	(135)	(19)	-	(283)	-	(159)	(213)	-	-	(378)	-	-	(98)	(4,987)
	Total Operating Cash Disbursements	**(16,169)**	**(27,378)**	**(33,851)**	**(16,708)**	**(18,718)**	**(24,570)**	**(20,674)**	**(33,672)**	**(17,377)**	**(20,468)**	**(22,517)**	**(37,756)**	**(12,771)**	**(16,169)**	**(27,378)**	**(1,214,322)**
	OPERATING CASH FLOW	**4,197**	**26,965**	**(14,984)**	**(1,612)**	**(1,726)**	**5,103**	**8,428**	**(12,185)**	**9,930**	**5,645**	**2,768**	**(20,419)**	**12,250**	**3,595**	**25,361**	**120,750**
Debt Service	Principal	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Total Financing Cash Disbursements	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-Recurring	Deposits	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Professional Fees	-	(1,000)	-	-	-	-	(1,000)	-	-	-	(1,000)	-	-	-	(1,000)	(12,000)
	Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Total Restructuring Disbursements	-	**(1,000)**	-	-	-	-	**(1,000)**	-	-	-	**(1,000)**	-	-	-	**(1,000)**	**(12,000)**
	NET CASH FLOW	**4,197**	**25,965**	**(14,984)**	**(1,612)**	**(1,726)**	**5,103**	**7,428**	**(12,185)**	**9,930**	**5,645**	**1,768**	**(20,419)**	**12,250**	**3,595**	**24,361**	**108,750**
InterCo	Receipts	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	50,000
	Payments	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Intercompany, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	**50,000**
	NET CASH FLOW POST INTERCOMPANY	**4,197**	**25,965**	**(14,984)**	**(1,612)**	**(1,726)**	**5,103**	**7,428**	**(12,185)**	**9,930**	**5,645**	**1,768**	**(20,419)**	**12,250**	**3,595**	**24,361**	**158,750**
Liquidity	Beginning Cash	161,839	166,035	192,000	177,016	175,404	173,678	178,781	186,209	174,024	183,953	189,598	191,366	170,947	183,197	186,792	102,403
	Net Cash Flow	4,197	25,965	(14,984)	(1,612)	(1,726)	5,103	7,428	(12,185)	9,930	5,645	1,768	(20,419)	12,250	3,595	24,361	108,750
	ABL (Repay)/Draw	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(50,000)
	Transfer (To) / From Domestic	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	50,000
	Ending Cash	**166,035**	**192,000**	**177,016**	**175,404**	**173,678**	**178,781**	**186,209**	**174,024**	**183,953**	**189,598**	**191,366**	**170,947**	**183,197**	**186,792**	**211,154**	**211,154**
	Restricted Cash	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	UNRESTRICTED CASH	**$ 166,035**	**$ 192,000**	**$ 177,016**	**$ 175,404**	**$ 173,678**	**$ 178,781**	**$ 186,209**	**$ 174,024**	**$ 183,953**	**$ 189,598**	**$ 191,366**	**$ 170,947**	**$ 183,197**	**$ 186,792**	**$ 211,154**	**$ 211,154**

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© 2017 Avaya Inc. All rights reserved.

14